UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          July 22, 2004



                                 Ultratech, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-22248                      94-3169580
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)             File Number)              Identification No.)


        3050 Zanker Road, San Jose, California                      95134
       (Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code      (408) 321-8835


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.        Exhibits


Exhibit    Description

99.1       Press release announcing Ultratech's Second Quarter 2004 Results.


Item 12.       Results of Operations and Financial Condition

On July 22, 2004 Ultratech, Inc. ("the Registrant") issued a press release to report its financial results for its second quarter ended July 3, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information contained herein and in the accompanying Exhibit 99.1 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8. Except as provided in the previous sentence, the information in this Item 12, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          ULTRATECH, INC.
                           (Registrant)



Date: July 22, 2004       By: /s/ BRUCE R. WRIGHT
                              -------------------
                              Bruce R. Wright
                              Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit    Description

99.1       Ultratech Announces Second Quarter 2004 Results.